     As filed with the Securities and Exchange Commission on May 19, 1997.

                                               Registration No. 333-__________
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        Under THE SECURITIES ACT OF 1933

                             ---------------------

                        TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

                             ---------------------


              DELAWARE                                      13-3532643
     (State or Other Jurisdiction                        (I.R.S. Employer
   of Incorporation or Organization)                    Identification No.)


                         7000 FANNIN STREET, SUITE 1920
                              HOUSTON, TEXAS 77030
   (Address, including Zip Code, of Registrant's Principal Executive Offices)


                             ---------------------

              TEXAS BIOTECHNOLOGY CORPORATION AMENDED AND RESTATED
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                             ---------------------


  Name, Address and Telephone                      Copy of communications to:
  Number of Agent for Service:



      DAVID B. MCWILLIAMS                                ROBERT G. REEDY
TEXAS BIOTECHNOLOGY CORPORATION                      PORTER & HEDGES, L.L.P.
 7000 FANNIN STREET, SUITE 1920                 700 LOUISIANA STREET, SUITE 3500
      HOUSTON, TEXAS 77030                          HOUSTON, TEXAS 77002-2370
         (713) 796-8822                                  (713) 226-0600


                        CALCULATION OF REGISTRATION FEE

==================================================================================================================================
                                                             PROPOSED MAXIMUM            PROPOSED
                                           AMOUNT TO             OFFERING             MAXIMUM AGGREGATE         AMOUNT OF
 TITLE OF SECURITIES TO BE REGISTERED    BE REGISTERED (1)   PRICE PER SHARE (2)      OFFERING PRICE (2)     REGISTRATION FEE (2)
----------------------------------------------------------------------------------------------------------------------------------
 Common Stock, par value $.005 per share    100,000              $4.34375                 $434,375                $150
==================================================================================================================================


(1) Pursuant to Rule 416(a), also registered hereunder is an indeterminate number of shares of Common Stock issuable as a result of the anti-dilution provisions of the Plan.

(2) Pursuant to Rule 457(c) and (h), the registration fee is computed upon the basis of the average of the high and low prices, $4.34375 per share, at which the Common Stock sold on the American Stock Exchange as reported on the consolidated reporting system on May 14, 1997.

This registration statement registers additional securities related to the Texas Biotechnology Corporation Amended and Restated 1995 Non-Employee Director Stock Option Plan (the "1995 Plan") of the same class as other securities for which a registration statement on Form S-8 no. 33-93282 (the "Previous Registration Statement"), has been previously filed. The Previous Registration Statement covered an aggregate of 200,000 shares of Common Stock, and this registration statement increases the shares covered by the 1995 Plan by 100,000 shares. Pursuant to General Instruction E of Form S- 8, the contents of the Previous Registration Statement are hereby incorporated by reference.


ITEM 8.              EXHIBITS


            Exhibit                                   Description
            -------                    ----------------------------------------
              5.1                      Opinion of Porter & Hedges, L.L.P.

              23.1                     Consent of KPMG Peat Marwick LLP

              23.2 Consent of Porter & Hedges, L.L.P (included in Exhibit 5.1 Opinion)

              24.1                     Power of Attorney (included on the
                                       signature page hereto)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas, on May 19, 1997.

                                      TEXAS BIOTECHNOLOGY CORPORATION

                                By:     /s/ Stephen L. Mueller
                                    ------------------------------------------
                                    STEPHEN L. MUELLER
                                    VICE PRESIDENT OF ADMINISTRATION
                                    TREASURER AND SECRETARY
                                    (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)


                               POWER OF ATTORNEY

         Each of the undersigned hereby appoints David B. McWilliams and Stephen L. Mueller and each of them (with full power to act alone), as attorney and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 19th day of May, 1997.


           SIGNATURE                                 TITLE
           ---------                                 -----


     /s/ John M. Pietruski             Chairman of the Board of Directors
  ---------------------------
       JOHN M. PIETRUSKI



    /s/ David B. McWilliams     Director, President and Chief Executive Officer
  ---------------------------            (Principal Executive Officer)
      DAVID B. MCWILLIAMS



     /s/ Richard A.F. Dixon         Director and Vice President of Research
  ---------------------------
       RICHARD A.F. DIXON



     /s/ Stephen L. Mueller             Vice President of Administration
  ---------------------------               Treasurer and Secretary
       STEPHEN L. MUELLER         (Principal Financial and Accounting Officer)



     /s/ Frank C. Carlucci                          Director
   --------------------------
       FRANK C. CARLUCCI



                                                    Director
  ----------------------------
        RITA R. COLWELL



    /s/ Robert J. Cruikshank                        Director
  ----------------------------
      ROBERT J. CRUIKSHANK



     /s/ James T. Willerson                         Director
  ----------------------------
       JAMES T. WILLERSON



      /s/ James A. Thomson                          Director
  ----------------------------
        JAMES A. THOMSON

                               INDEX TO EXHIBITS


     Number                        Description
     ------                        -----------
       5.1           Opinion of Porter & Hedges, L.L.P.

       23.1          Consent of KPMG Peat Marwick LLP

       23.2          Consent of Porter & Hedges, L.L.P. (included in Exhibit 5.1 Opinion)

       24.1          Power of Attorney (included on the signature page hereto)